                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 14, 1995



                          RAVENS METAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-1709                 55-0398374
(State or other jurisdiction of      (Commission    (IRS employer identification
incorporation or organization)       file number)             number)


P.O. BOX 10002, 861 EAST TALLMADGE AVENUE, AKRON, OHIO          44310
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (216) 630-4528


Former name or former address, if changed since last report: NOT APPLICABLE

The total number of pages in this report is 29.

                        EXHIBIT INDEX APPEARS ON PAGE 3

ITEM 5. OTHER EVENTS. On August 14, 1995, the Company entered into a Supply Agreement with Wirt Metal Products, Inc. ("Wirt"), pursuant to which the Company will have the right to purchase from Wirt, at competitive prices, up to 60% of the Company's requirements for aluminum extrusions manufactured to the Company's specifications and used by the Company in the manufacture of its aluminum truck and utility trailers. The term of the Supply Agreement is seven years. Jacob Pollock, the Chairman and Chief Executive Officer of the Company owns 50% of the capital stock of Wirt and certain members of his family own the remaining 50% of such capital stock.

The State of Ohio will issue its State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 1995-2 (Wirt Metal Products, Inc. Project) in the aggregate principal amount of $2,115,000 (the "Bonds") pursuant to a Trust Agreement dated as of April 1, 1988, as supplemented by a Fiftieth Supplemental Trust Agreement dated as of July 1, 1995, between the Treasurer of the State of Ohio and The Provident Bank, as trustee ("Trustee"), and will provide Wirt with $2,500,000 in project funds under Section 166.01(B) of the Ohio Revised Code, for the purpose of leasing certain machinery and equipment pursuant to a lease dated July 1, 1995 (the "Lease") between Wirt and the Director of Development of the State of Ohio (the "Section 166 Project Funds"). As a condition to providing the Bonds and the Section 166 Project Funds, the Director of Development of the State of Ohio (the "Director") requires the Company and certain other persons and business entities affiliated with Wirt to enter into a Guaranty Agreement, pursuant to which the Company and other affiliates of Wirt ("Guarantors"), jointly and severally, will guarantee to the Trustee full and prompt payment of amounts due from time to time with respect to the Bonds and the Section 166 Project Funds, including expenses and charges, court costs and reasonable attorneys' fees. In addition, Guarantors will guarantee prompt performance of the covenants of Wirt contained in the Lease. The Guaranty Agreement, dated as of July 1, 1995, was executed by the Company on August 14, 1995.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)  EXHIBITS.

             (99)(a) Supply Agreement dated as of August 14, 1995 between Wirt
                     Metal Products, Inc. and Ravens Metal Products, Inc.

             (99)(b) Guaranty Agreement dated as of July 1, 1995 and executed by the Company on August 14, 1995 among Wirt Metal Products, Inc., J. Pollock & Co., Ravens Metal Products, Inc., Signs and Blanks, Inc., Jacob Pollock, Gertrude Pollock, Richard D. Pollock, The Provident Bank, as trustee, and The Director of Development of the State of Ohio

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          RAVENS METAL PRODUCTS, INC.


                                        By:      /s/  John J. Stitz
                                           ----------------------------------
                                           John J. Stitz
                                           Chief Financial Officer
Dated:  August 21, 1995

                          RAVENS METAL PRODUCTS, INC.

                            FORM 8-K CURRENT REPORT



                               INDEX OF EXHIBITS


         EXHIBIT

             (99)(a) Supply Agreement dated as of August 14, 1995 between Wirt Metal Products, Inc. and Ravens Metal Products, Inc.

             (99)(b) Guaranty Agreement dated as of July 1, 1995 and executed by the Company on August 14, 1995 among Wirt Metal Products, Inc., J. Pollock & Co., Ravens Metal Products, Inc., Signs and Blanks, Inc., Jacob Pollock, Gertrude Pollock, Richard D. Pollock, The Provident Bank, as trustee, and The Director of Development of the State of Ohio